Exhibit 99.1

THIRD QUARTER 2007
FINANCIAL SUPPLEMENT

If you need further information, please contact:
Dave Miller, Investor Relations
901-523-4162
dwmiller@firsthorizon.com

TABLE OF CONTENTS

Page

Performance Highlights	3

Restructuring, Repositioning, and Efficiency Initiatives	4

Impacts of Credit Market Illiquidity	5

Consolidated Results
Income Statement
Summary Income Statement	6
Income Statement	7
Other Income and Other Expense	8
Balance Sheet
Period End Balance Sheet	9
Average and Period End Loans	10
Average Balance Sheet	11
Average Balance Sheet: Income & Expense	12
Average Balance Sheet: Yields & Rates	13
Mortgage Servicing Rights	14

Credit Quality
Asset Quality Highlights - Allowance Detail	15
Asset Quality Highlights - Key Ratios & Metrics	16
Asset Quality Highlights - Key Portifolios	17

Business Segment Detail
Segment Highlights	18
Retail/Commercial Banking	19
Mortgage Banking	20
Mortgage Banking: Origination Income	21
Mortgage Banking: Origination Metrics	22
Mortgage Banking: Servicing	23
Capital Markets	24
Corporate	25

Capital Highlights	26

Glossary of Terms	27

Other Information
This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, natural disasters, and items mentioned in this financial supplement and in FHN's most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

PERFORMANCE HIGHLIGHTS

(Third Quarter 2007 vs. Second Quarter 2007)

Consolidated Results
- Making progress with efficiency initiatives and business restructuring
- Profitability growth in Tennessee banking franchise
- Reducing exposure to real estate-related businesses, freeing up capital and creating more predictable earnings base
- Credit market illiquidity negatively impacted current quarter earnings by approximately $65 million
- Average deposits decreased 8%
- $2 billion shift in wholesale borrowings from short-term CDs to FHLB advances in response to illiquidity, higher cost in wholesale CD market
- Average loans declined 1%
- Consolidated net interest margin increased to 2.87% from 2.79%

Retail/Commercial Banking
- Net interest margin remained flat at 3.88% in third quarter compared to 3.89% in second quarter
- Noninterest income declined 11%
- LOCOM adjustments on consumer loans (HELOCs and second liens) recognized in current quarter to reflect market illiquidity
- Only two sales of second lien production during the third quarter, no HELOC sales were executed
- Increased provision for loan losses reflects growth in NPAs
- Noninterest expense decreases from lower personnel costs
- Lower variable compensation costs from reduced loan originations and effect of efficiency initiatives
- Credit market dynamics compelled retention of consumer loan production
- $222.3 million of consumer loans in held-for-sale for which a sale had been anticipated during the quarter
- Approximately $70 million of consumer loans which would have been considered held-for-sale (or sold) in prior quarters in held-to-maturity
- Signed agreements for sale of 34 First Horizon Bank branches in Virginia, Maryland, Georgia and Texas
- Loans of $565.5 million and deposits of $474.8 million transferred to held-for-sale status

Mortgage Banking
- Decreased origination income
- 18% decrease in production and 1% increase in deliveries
- Gain (loss) on sale margin declined to (33) basis points from 76 basis points
- Trading losses caused by spread widening on non-agency eligible production
- LOCOM adjustments made to reflect current market valuations
- Improved hedging results due to widening spreads between mortgage and swap rates
- Positively impacted earnings by $22.0 million vs. $14.7 million negative effect in second quarter
- Net interest income declines due to smaller warehouse and escrow balances which is partially offset by an increase in warehouse spread
- Decrease in servicing runoff to $49.0 million for third quarter from $62.7 million in prior quarter
- Results from decreased opportunity for non-conforming loans to refinance due to increased interest rates
- Noninterest expense declined to $108.6 million in third quarter from $115.6 million in second quarter
- Recognition of $8.4 million legal settlement within noninterest expense in second quarter

Capital Markets
- Fixed income revenues were $46.0 million in current quarter compared to $48.3 million in prior quarter
- Some increase in activity experienced late in third quarter as Federal Reserve lowered rates resulting in a steeper yield curve
- Other product revenues decline significantly due to market illiquidity
- Only a small pooled trust preferred transaction executed
- Profitability associated with the pooled trust preferred product declined approximately $15 million compared to prior quarter
- $201.6 million of trust preferred loans classified as held-to-maturity
- Legal settlement recovery of $3.0 million recorded in second quarter
- Decreases in noninterest expense result from lower production levels

Corporate Segment
- $32.8 million recognized for restructuring, repositioning and efficiency initiatives (detail on next page)
- Current quarter included $13.9 million of intangible impairment related to the sale of First Horizon Bank branches
- $39.3 million recognized in second quarter, including $7.7 million of provision
- Net securities losses of $1.1 million in second quarter

Taxes
- Negative $6.6 million effect of writing down non-deductible goodwill associated with pending sale of First Horizon Bank branches
- Positive $7.1 million effect from permanent tax credits

Asset Quality
- Provisioning declined slightly to $43.3 million in the current quarter compared to $44.4 million in second quarter
- Prior quarter provision included $7.7 million of losses to reflect sale price of non-strategic loan portfolio
- Continuing to provide for expected losses in excess of current period net charge offs
- Net charge offs were 57 basis points due to deterioration of national construction loans
- NPAs increased to 113 basis points from 81 basis points
- Primarily represents deterioration in home builder and condominium construction loans
- NPAs associated with one-time close loans also contributed
- Allowance as a percentage of loans ratio increased to 108 basis points from 103 basis points in prior quarter

EFFICIENCY AND RESTRUCTURING INITIATIVES
Unaudited

(Thousands)

Summary of Key Initiatives
Expected Annualized
	Area	Key Components	Pre-Tax Benefit

	Enterprise Efficiency Initiatives	Organization and compensation redesign	$175 Million
	(3 Phases)	Procurement & multisourcing
Repositioning non-core businesses
Other (facilities, process streamlining, loan divestiture)

	First Horizon Banks Divestiture	Selling 34 full-service locations in VA, MD, GA, TX	$30 - 40 Million

	Mortgage Restructuring	Eliminating bottom half of retail sales force
Reducing management & wholesale AEs
Decreasing support staff and back-office costs
Closing 50-60 offices
$30 - 40 Million

	Downsizing National Lending	Reducing consumer and construction sales forces
Decreasing support staff and back-office costs
Cutting network of national FSMs

Benefits			Estimated Benefits by Business Line
		Expected Timing to Fully Realize	Retail/Comm.		Capital
	Area	Annual Pre-Tax Benefits	Bank	Mortgage	Markets	Corporate

	Enterprise Efficiency Initiatives	In run-rate by 1Q08	40%	40%	15%	5%

	First Horizon Banks Divestiture	By the end of 4Q07, with some in 1Q08	100%

	Mortgage Restructuring	By end of 4Q07		100%

	Downsizing National Lending	Majority by 4Q07; remainder over 2008	100%

Charges for Restructuring, Repositioning, and Efficiency

By Income Statement Impact	3Q07	2Q07
Provision for loan losses	-	7,700
Noninterest expense
Employee compensation, incentives, and benefits	9,300	8,000	4Q07 & 1Q08 Estimate:
Occupancy	5,100	3,700	- Charges	($20-30 million)
Equipment rentals, depreciation, and maintenance	800	5,200	- Divestiture gains	up to $40 million
All other expense	17,600	14,700
Total Income before income taxes	(32,800)	(39,300)

IMPACTS OF CREDIT MARKET ILLIQUIDITY
Unaudited

(Thousands)

Summary of Third Quarter 2007 Impacts on Credit Market Disruptions
Approximate
3Q07
	Business Line	Key Impacts	Pre-Tax Impact

	Mortgage	Gain-on-sale negatively impacted by intra-mortgage spread widening	($45 Million)
Trading losses on sold production
LOCOM adjustments made to reflect current market valuations
MSR hedging results improved from widening mortgage-swap spreads
MSR run-off slowed (benefited) as coupon rates rose

	Capital Markets	CDO markets disrupted due to credit illiquidity	($15 Million)
Reduced demand for pooled trust preferred securities
Completed only smaller pooled trust preferred issuance of $330 million
Minimal LOCOM adjustment to trust preferred warehouse

	Retail/Commercial Bank	Demand for securitized consumer home equity loans diminished significantly	($5 Million)
LOCOM adjustments on consumer loans (HELOCs and second liens)
Only two sales of second lien production; no HELOC sales were executed

		Estimated Total 3Q07 Impact	($65 Million)

CONSOLIDATED SUMMARY INCOME STATEMENT
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06
Net interest income	$237,804	$239,432	$237,419	$245,997	$251,621	(1)%	(5)%
Noninterest income	203,475	281,313	272,915	313,342	309,170	(28)%	(34)%
Securities (losses)/gains, net	-	(1,014)	10,273	3,002	8,757	NM	NM
Total revenue	441,279	519,731	520,607	562,341	569,548	(15)%	(23)%
Noninterest expense	421,622	457,240	403,012	431,630	452,899	(8)%	(7)%
Provision	43,352	44,408	28,486	22,983	23,694	(2)%	83%
Pretax (loss)/income	(23,695)	18,083	89,109	107,728	92,955	(231)%	(125)%
(Benefit)/provision for income taxes	(9,330)	(3,861)	18,802	31,448	25,776	142%	(136)%
(Loss)/income from continuing operations	(14,365)	21,944	70,307	76,280	67,179	(165)%	(121)%
Income/(loss) from discontinued operations, net of tax	209	179	240	187	(69)	NM	NM
Net (loss)/income	$(14,156)	$22,123	$70,547	$76,467	$67,110	(164)%	(121)%
Common Stock Data
Diluted EPS from continuing operations	$(.11)	$.17	$.55	$.60	$.53	(165)%	(121)%
Diluted EPS	(.11)	.17	.55	.60	.53	(164)%	(121)%
Diluted shares	127,782	128,737	128,704	127,784	127,523	(1)%	*
Period-end shares outstanding	126,388	126,237	125,749	124,866	124,467	*	2%
Dividends declared per share	$.45	$.45	$.45	$.45	$.45	-	-
Key Ratios & Other
Return on average assets	(.15)%	.23%	.74%	.77%	.67%
Return on average equity	(2.31)%	3.57%	11.61%	12.08%	10.90%
Net interest margin	2.87%	2.79%	2.84%	2.85%	2.89%
Tax rate	NM	NM	21.10%	29.19%	27.73%
Efficiency ratio	95.55%	87.98%	77.41%	76.76%	79.52%
FTE employees	11,052	11,903	12,018	12,131	12,324	(7)%	(10)%
NM - Not meaningful
* Amount is less than one percent.

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06
Interest income	$582,735	$594,903	$583,185	$604,562	$612,598	(2)%	(5)%
Less interest expense	344,931	355,471	345,766	358,565	360,977	(3)%	(4)%
Net interest income	237,804	239,432	237,419	245,997	251,621	(1)%	(5)%
Provision for loan losses	43,352	44,408	28,486	22,983	23,694	(2)%	83%
Net interest income after
provision for loan losses (c)	194,452	195,024	208,933	223,014	227,927	*	(15)%
Noninterest income:
Capital markets	63,722	85,054	87,113	92,809	95,215	(25)%	(33)%
Mortgage banking	39,022	71,300	73,097	87,524	85,935	(45)%	(55)%
Deposit transactions
and cash management	44,863	43,079	39,358	43,317	44,503	4%	1%
Revenue from loan sales and securitizations	4,774	9,615	9,663	16,276	11,830	(50)%	(60)%
Insurance commissions	6,747	7,674	9,789	8,951	10,534	(12)%	(36)%
Trust services and investment
management	9,922	10,628	9,688	10,424	9,609	(7)%	3%
Securities (losses)/gains, net	-	(1,014)	10,273	3,002	8,757	NM	NM
Other (d) (e)	34,425	53,963	44,207	54,041	51,544	(36)%	(33)%
Total noninterest income	203,475	280,299	283,188	316,344	317,927	(27)%	(36)%
Adjusted gross income after
provision for loan losses	397,927	475,323	492,121	539,358	545,854	(16)%	(27)%
Noninterest expense:
Employee compensation,
incentives and benefits (a) (c) (e)	236,683	258,191	246,343	257,397	260,351	(8)%	(9)%
Occupancy (a) (c)	34,778	33,402	28,784	29,298	29,745	4%	17%
Equipment rentals, depreciation
and maintenance (a) (c)	17,270	21,791	17,613	17,867	17,893	(21)%	(3)%
Operations services (a)	18,774	17,457	17,821	17,550	17,976	8%	4%
Communications and courier (a)	10,959	10,746	11,540	11,978	12,950	2%	(15)%
Amortization of intangible assets	2,647	2,623	2,825	2,460	3,233	1%	(18)%
Other (a) (c) (d)	100,511	113,030	78,086	95,080	110,751	(11)%	(9)%
Total noninterest expense	421,622	457,240	403,012	431,630	452,899	(8)%	(7)%
Pretax (loss)/income	(23,695)	18,083	89,109	107,728	92,955	(231)%	(125)%
(Benefit)/provision for income taxes (b) (f)	(9,330)	(3,861)	18,802	31,448	25,776	142%	(136)%
(Loss)/income from continuing operations	$(14,365)	21,944	70,307	76,280	67,179	(165)%	(121)%
Income/(loss) from discontinued operations,
net of tax	209	179	240	187	(69)	NM	NM
Net (loss)/income	$(14,156)	$22,123	$70,547	$76,467	$67,110	(164)%	(121)%
* Amount is less than one percent.
NM - Not meaningful

3Q07 Key Impacts
(a)
Includes a portion of charges for $32.8 million, see Restructuring, Repositioning and Efficiency Initiatives page for further details which reflects $13.9 million of intangible impairment related to the sale of First Horizon Bank branches and $3.1 million of impairment charges for long term assets

(b)
Effective tax rate for third quarter includes the $6.6 million negative effect of writing down non-deductible goodwill associated with the sale of First Horizon Bank branches, offset by $7.1 milion of permanent tax credits

2Q07 Key Impacts
(c)	Includes a portion of charges for $39.3 million, see Restructuring, Repositioning and Efficiency Initiatives page for further detail of effect
(d)	Various impacts of legal settlements, noninterest income includes $3.0 million Capital Markets benefit and noninterest expense includes $8.4 million from Mortgage Banking
(e)	Includes impact from deferred compensation income or expense, see Corporate segment page for further detail
(f)
Effective tax rate for second quarter 2007 predominately due to the effect of permanent items and the current level of pre-tax income, reflects $3.1 million for the favorable resolution of outstanding issues

OTHER INCOME AND OTHER EXPENSE
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Other Income
Brokerage management fees and
commissions	$9,189	$10,263	$9,631	$9,434	$8,545	(10)%	8%
Bankcard income	6,329	6,319	6,005	6,386	6,441	*	(2)%
Bank owned life insurance	6,260	6,250	5,965	6,054	5,216	*	20%
Remittance processing	3,171	3,330	3,500	3,576	3,525	(5)%	(10)%
Deferred compensation (a)	526	7,603	1,265	8,188	6,948	(93)%	(92)%
Other service charges	3,581	3,677	3,681	3,556	3,622	(3)%	(1)%
Letter of credit	1,864	1,495	1,620	1,712	1,659	25%	12%
ATM interchange fees	2,200	2,131	1,917	1,801	1,809	3%	22%
Reinsurance fees	2,418	2,056	1,784	2,075	1,595	18%	52%
Check clearing fees	1,275	1,284	1,212	1,386	1,593	(1)%	(20)%
Electronic banking fees	1,631	1,639	1,655	1,505	1,485	*	10%
Federal flood certifications	1,207	1,383	1,123	1,121	1,214	(13)%	(1)%
Other (b) (d)	(5,226)	6,533	4,849	7,247	7,892	(180)%	(166)%
Total	$34,425	$53,963	$44,207	$54,041	$51,544	(36)%	(33)%

Other Expense
Advertising and public relations	$10,475	$11,312	$10,262	$11,162	$13,272	(7)%	(21)%
Legal and professional fees (c) (e)	13,532	14,130	11,591	12,046	11,071	(4)%	22%
Computer software (c)	9,334	9,237	9,186	8,608	8,959	1%	4%
Travel and entertainment (c) (e)	7,065	7,391	5,814	8,518	8,164	(4)%	(13)%
Contract employment (c) (e)	5,770	5,549	5,022	5,836	6,955	4%	(17)%
Distributions on preferred stock
of subsidiary	4,761	4,701	4,658	4,769	4,874	1%	(2)%
Low income housing expense	4,483	5,082	4,752	6,056	3,968	(12)%	13%
Supplies (c)	3,382	3,430	3,601	3,177	3,961	(1)%	(15)%
Loan closing costs	4,857	3,623	3,024	2,297	3,835	34%	27%
Customer relations	2,605	2,420	1,942	2,287	2,123	8%	23%
Other insurance and taxes	1,751	2,003	2,403	2,265	2,269	(13)%	(23)%
Employee training and dues	1,703	2,028	1,648	1,533	1,658	(16)%	3%
Loan insurance expense	1,123	1,167	1,247	721	1,784	(4)%	(37)%
Fed services fees	1,540	1,599	1,445	1,445	1,613	(4)%	(5)%
Complimentary check expense	1,237	1,324	1,291	1,329	1,357	(7)%	(9)%
Foreclosed real estate	1,393	3,492	2,292	1,675	(86)	(60)%	NM
Bank examination costs	1,141	1,091	1,130	1,102	1,103	5%	3%
Deposit insurance premium	615	606	883	765	737	1%	(17)%
Other (c) (d) (e)	23,744	32,845	5,895	19,489	33,134	(28)%	(28)%
Total	$100,511	$113,030	$78,086	$95,080	$110,751	(11)%	(9)%
* Amount is less than one percent.
NM - Not meaningful

3Q07 Key Impacts
(a)
Noninterest income from deferred compensation should be assessed in relation to deferred compensation expense recognized in employee compensation, incentives and benefits, see Corporate segment page for further detail

(b)	Includes $7.0 million of additional LOCOM adjustments on HELOC and second lien loans as a compared to second quarter
(c)
Includes a portion of charges for $17.6 million related to restructuring, repositioning and efficiency initiatives which reflects $13.9 million of intangible impairment related to the sale of First Horizon Bank branches

2Q07 Key Impacts
(a)
Noninterest income from deferred compensation should be assessed in relation to deferred compensation expense recognized in employee compensation, incentives and benefits, see Corporate segment page for further detail

(d)	Various impacts of legal settlements, noninterest income includes $3.0 million Capital Markets benefit and noninterest expense includes $8.4 million from Mortgage Banking
(e)	Includes a portion of charges for $14.7 million related to restructuring, repositioning and efficiency initiatives

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Assets
Investment securities	$3,076,360	$3,374,853	$3,310,960	$3,923,484	$4,014,003	(9)%	(23)%
Loans held for sale	2,900,464	3,330,489	2,921,629	2,873,577	2,798,281	(13)%	4%
Loans held for sale-divestiture (a)	565,492	-	-	-	-	NM	NM
Loans, net of unearned income	21,973,004	22,382,303	22,268,190	22,104,905	21,955,030	(2)%	*
Federal funds sold and securities
purchased under agreements to resell	1,096,624	1,121,052	1,757,365	1,202,537	1,992,426	(2)%	(45)%
Investment in bank time deposits	30,993	58,241	15,739	18,037	17,798	(47)%	74%
Trading securities	1,734,653	2,291,704	2,443,342	2,230,745	2,512,744	(24)%	(31)%
Total earning assets	31,377,590	32,558,642	32,717,225	32,353,285	33,290,282	(4)%	(6)%
Cash and due from banks	936,707	799,428	861,534	943,555	872,528	17%	7%
Capital markets receivables	1,219,720	1,240,456	1,144,135	732,282	1,027,927	(2)%	19%
Mortgage servicing rights, net	1,470,589	1,522,966	1,540,041	1,533,942	1,498,341	(3)%	(2)%
Goodwill	267,228	279,825	275,582	275,582	274,534	(5)%	(3)%
Other intangible assets, net	58,738	61,947	61,672	64,530	70,546	(5)%	(17)%
Premises and equipment, net	411,515	438,807	445,301	451,708	441,659	(6)%	(7)%
Real estate acquired by foreclosure	75,656	67,499	68,613	63,519	65,224	12%	16%
Discontinued assets	-	-	358	416	939,728	NM	NM
Allowance for loan losses	(236,611)	(229,919)	(220,806)	(216,285)	(206,829)	3%	14%
Other assets	1,874,497	1,654,433	1,935,111	1,715,725	1,802,243	13%	4%
Other assets-divestiture (a)	22,623	-	-	-	-	NM	NM
Total assets	$37,478,252	$38,394,084	$38,828,766	$37,918,259	$40,076,183	(2)%	(6)%

Liabilities and Shareholders' Equity
Deposits
Savings	$3,592,732	$3,520,757	$3,607,674	$3,354,180	$3,256,680	2%	10%
Other interest-bearing deposits	1,674,624	1,822,076	1,941,422	1,969,700	1,742,276	(8)%	(4)%
Time deposits	2,822,792	2,885,307	2,876,257	2,924,050	2,906,424	(2)%	(3)%
Interest-bearing deposits-divestiture (a)	361,368	-	-	-	-	NM	NM
Total interest-bearing core deposits	8,451,516	8,228,140	8,425,353	8,247,930	7,905,380	3%	7%
Noninterest-bearing deposits	4,928,233	5,516,735	5,506,791	5,447,673	5,458,935	(11)%	(10)%
Noninterest-bearing deposits-divestiture (a)	72,404	-	-	-	-	NM	NM
Total core deposits	13,452,153	13,744,875	13,932,144	13,695,603	13,364,315	(2)%	1%
Certificates of deposit $100,000 and more (b)	5,142,169	8,016,808	8,559,807	6,517,629	11,920,226	(36)%	(57)%
Certificates of deposit $100,000 and more -divestiture (a)	41,037	-	-	-	-	NM	NM
Total deposits	18,635,359	21,761,683	22,491,951	20,213,232	25,284,541	(14)%	(26)%
Federal funds purchased and securities
sold under agreements to repurchase	4,039,827	3,841,251	3,173,476	4,961,799	2,416,974	5%	67%
Trading liabilities	543,060	658,533	678,796	789,957	847,453	(18)%	(36)%
Commercial paper and other short-term borrowings (b)	2,396,316	246,815	819,768	1,258,513	926,292	871%	159%
Term borrowings	6,015,954	5,828,138	5,968,789	5,243,961	5,226,772	3%	15%
Other collateralized borrowings	784,599	821,966	559,226	592,399	260,416	(5)%	201%
Total long-term debt	6,800,553	6,650,104	6,528,015	5,836,360	5,487,188	2%	24%
Capital markets payables	1,053,349	1,144,029	1,088,340	799,489	989,332	(8)%	6%
Discontinued liabilities	-	-	32,608	6,966	6,977	NM	NM
Other liabilities	1,253,295	1,332,910	1,205,859	1,294,283	1,311,628	(6)%	(4)%
Other liabilities-divestiture (a)	39,389	-	-	-	-	NM	NM
Total liabilities	34,761,148	35,635,325	36,018,813	35,160,599	37,270,385	(2)%	(7)%
Preferred stock of subsidiary	295,277	295,277	295,277	295,270	295,274	*	*
Shareholders' Equity
Common stock	78,992	78,898	78,593	78,041	77,792	*	2%
Capital surplus	360,016	352,138	341,491	312,521	301,857	2%	19%
Undivided profits	2,048,689	2,120,014	2,155,007	2,144,276	2,124,312	(3)%	(4)%
Accumulated other comprehensive (loss)/income, net	(65,870)	(87,568)	(60,415)	(72,448)	6,563	(25)%	NM
Total shareholders' equity	2,421,827	2,463,482	2,514,676	2,462,390	2,510,524	(2)%	(4)%
Total liabilities and shareholders' equity	$37,478,252	$38,394,084	$38,828,766	$37,918,259	$40,076,183	(2)%	(6)%
NM - Not meaningful
* Amount is less than one percent.
(a) Associated with the sale of First Horizon Bank branches
(b) Third quarter 2007 includes a $2 billion shift in wholesale borrowings from short-term CDs to FHLB advances

CONSOLIDATED AVERAGE AND PERIOD-END LOANS
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Average Loans (Net)
Commercial
Commercial, financial and industrial	$7,061,103	$7,292,380	$7,131,102	$6,903,708	$6,803,461	(3)%	4%
Real estate commercial (a)	1,363,363	1,260,196	1,157,711	1,187,431	1,221,408	8%	12%
Real estate construction (b)	2,875,296	2,919,522	2,843,263	2,741,118	2,575,590	(2)%	12%
Total commercial loans	11,299,762	11,472,098	11,132,076	10,832,257	10,600,459	(2)%	7%
Retail
Real estate residential (c)	7,601,422	7,854,784	7,908,039	8,211,506	8,512,589	(3)%	(11)%
Real estate construction (d)	2,144,902	2,095,021	2,045,952	2,081,885	2,065,849	2%	4%
Other retail	149,714	149,976	153,651	160,366	160,446	*	(7)%
Credit card receivables	194,376	194,732	195,209	201,092	201,319	*	(3)%
Real estate loans pledged against
other collateralized borrowings (e)	808,247	543,771	572,284	406,926	268,125	49%	201%
Total retail loans	10,898,661	10,838,284	10,875,135	11,061,775	11,208,328	1%	(3)%
Total loans, net of unearned income	$22,198,423	$22,310,382	$22,007,211	$21,894,032	$21,808,787	(1)%	2%

Period-End Loans (Net)
Commercial
Commercial, financial and industrial	$6,978,643	$7,218,582	$7,371,873	$7,201,009	$6,945,207	(3)%	*
Real estate commercial (a)	1,326,261	1,389,963	1,144,086	1,136,590	1,199,084	(5)%	11%
Real estate construction (b)	2,828,545	2,830,856	2,931,183	2,753,458	2,660,415	*	6%
Total commercial loans	11,133,449	11,439,401	11,447,142	11,091,057	10,804,706	(3)%	3%
Retail
Real estate residential (c)	7,544,048	7,614,887	7,856,197	7,973,313	8,428,652	(1)%	(10)%
Real estate construction (d)	2,160,593	2,158,775	2,073,293	2,085,133	2,096,440	*	3%
Other retail	144,526	149,157	151,959	161,178	163,134	(3)%	(11)%
Credit card receivables	196,967	194,715	187,658	203,307	202,866	1%	(3)%
Real estate loans pledged against
other collateralized borrowings (e)	793,421	825,368	551,941	590,917	259,232	(4)%	206%
Total retail loans	10,839,555	10,942,902	10,821,048	11,013,848	11,150,324	(1)%	(3)%
Total loans, net of unearned income	$21,973,004	$22,382,303	$22,268,190	$22,104,905	$21,955,030	(2)%	*
* Amount is less than one percent.

(a)	Includes commercial real estate
(b)	Includes home builder finance/condominiums
(c)	Includes consumer real estate (HELOC and other product lines)
(d)	Includes one-time close product
(e)	Includes on balance sheet securitizations

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Assets:
Earning assets:
Loans, net of unearned income*	$22,198,423	$22,310,382	$22,007,211	$21,894,032	$21,808,787	(1)%	2%
Loans held for sale	3,963,650	4,087,446	3,646,252	3,796,828	4,192,558	(3)%	(5)%
Investment securities:
U.S. Treasuries	151,831	156,865	50,899	50,891	50,989	(3)%	198%
U.S. government agencies	2,836,619	3,005,463	3,513,737	3,652,056	3,512,162	(6)%	(19)%
States and municipalities	1,750	1,769	1,769	1,771	1,869	(1)%	(6)%
Other	237,291	232,850	284,625	279,353	270,435	2%	(12)%
Total investment securities	3,227,491	3,396,947	3,851,030	3,984,071	3,835,455	(5)%	(16)%
Capital markets securities inventory	1,810,703	2,546,668	2,409,211	2,514,046	2,524,102	(29)%	(28)%
Mortgage banking trading securities	545,201	528,457	331,800	327,842	380,586	3%	43%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	1,224,193	1,442,951	1,519,375	1,810,935	1,875,420	(15)%	(35)%
Investment in bank time deposits	41,118	32,310	19,666	18,091	40,899	27%	1%
Total other earning assets	1,265,311	1,475,261	1,539,041	1,829,026	1,916,319	(14)%	(34)%
Total earning assets	33,010,779	34,345,161	33,784,545	34,345,845	34,657,807	(4)%	(5)%
Allowance for loan losses	(236,188)	(229,157)	(223,932)	(213,569)	(206,871)	3%	14%
Cash and due from banks	788,636	804,816	845,987	796,227	786,047	(2)%	**
Capital markets receivables	141,519	165,433	137,536	154,908	151,037	(14)%	(6)%
Premises and equipment, net	435,480	443,428	449,283	446,556	436,027	(2)%	**
Other assets	3,613,812	3,540,463	3,653,625	3,797,814	3,695,718	2%	(2)%
Total assets	$37,754,038	$39,070,144	$38,647,044	$39,327,781	$39,519,765	(3)%	(4)%

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$1,777,982	$1,892,479	$1,927,573	$1,792,484	$1,822,558	(6)%	(2)%
Savings	3,475,981	3,538,198	3,413,592	3,327,576	3,270,211	(2)%	6%
Time deposits	2,913,872	2,874,932	2,893,963	2,921,197	2,873,451	1%	1%
Total interest-bearing core deposits	8,167,835	8,305,609	8,235,128	8,041,257	7,966,220	(2)%	3%
Certificates of deposit $100,000 and more (a)	6,802,371	8,271,191	8,040,937	9,820,358	9,694,677	(18)%	(30)%
Federal funds purchased and securities
sold under agreements to repurchase	4,964,072	4,967,888	4,505,777	3,888,492	4,650,930	**	7%
Capital markets trading liabilities	773,576	1,054,718	1,166,790	1,322,664	1,358,976	(27)%	(43)%
Commercial paper and other short-term
borrowings (a)	1,165,801	560,721	987,898	889,802	773,038	108%	51%
Long term debt:
Term borrowings	5,837,370	5,887,063	5,807,925	5,307,502	5,265,288	(1)%	11%
Other collateralized borrowings	807,143	550,604	581,030	411,466	273,035	47%	196%
Total long-term debt	6,644,513	6,437,667	6,388,955	5,718,968	5,538,323	3%	20%
Total interest-bearing liabilities	28,518,168	29,597,794	29,325,485	29,681,541	29,982,164	(4)%	(5)%
Noninterest-bearing deposits	5,096,766	5,304,752	5,104,695	5,293,435	5,265,586	(4)%	(3)%
Capital markets payables	139,170	182,960	222,607	247,738	213,104	(24)%	(35)%
Other liabilities	1,276,262	1,206,237	1,235,077	1,299,041	1,321,607	6%	(3)%
Preferred stock of subsidiary	295,277	295,277	295,277	295,274	295,274	-	**
Shareholders' equity	2,428,395	2,483,124	2,463,903	2,510,752	2,442,030	(2)%	(1)%
Total liabilities and shareholders' equity	$37,754,038	$39,070,144	$38,647,044	$39,327,781	$39,519,765	(3)%	(4)%
*	Includes loans on nonaccrual status.
**	Amount is less than one percent.
(a)	Third quarter 2007 includes a $2 billion shift in wholesale borrowings from short-term CDs to FHLB advances

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME & EXPENSE
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Assets:
Earning assets:
Loans, net of unearned income*	$413,376	$413,340	$410,512	$417,262	$416,980	**	(1)%
Loans held for sale	66,570	65,923	58,845	63,852	72,135	1%	(8)%
Investment securities:
U.S. Treasuries	1,856	1,853	636	646	631	**	194%
U.S. government agencies	40,293	42,474	50,221	52,107	50,262	(5)%	(20)%
States and municipalities	4	4	4	4	6	-	(33)%
Other	2,838	2,776	3,514	3,527	3,396	2%	(16)%
Total investment securities	44,991	47,107	54,375	56,284	54,295	(4)%	(17)%
Capital markets securities inventory	25,321	34,087	30,297	34,251	34,128	(26)%	(26)%
Mortgage banking trading securities	16,647	16,029	10,317	9,895	10,762	4%	55%
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	15,297	18,142	18,821	23,080	24,033	(16)%	(36)%
Investment in bank time deposits	705	410	260	230	544	72%	30%
Total other earning assets	16,002	18,552	19,081	23,310	24,577	(14)%	(35)%
Total earning assets/interest income	$582,907	$595,038	$583,427	$604,854	$612,877	(2)%	(5)%
Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets
Total assets

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$6,179	$6,808	$6,889	$6,006	$6,561	(9)%	(6)%
Savings	29,140	29,919	26,031	26,253	25,084	(3)%	16%
Time deposits	34,745	33,555	33,037	33,733	32,090	4%	8%
Total interest-bearing core deposits	70,064	70,282	65,957	65,992	63,735	**	10%
Certificates of deposit $100,000 and more	92,556	110,630	106,276	132,938	130,875	(16)%	(29)%
Federal funds purchased and securities
sold under agreements to repurchase	60,287	61,745	54,379	46,321	56,639	(2)%	6%
Capital markets trading liabilities	10,295	14,272	16,361	18,560	19,233	(28)%	(46)%
Commercial paper and other short-term
borrowings	14,827	7,187	12,785	12,099	10,232	106%	45%
Long term debt:
Term borrowings	85,241	83,529	81,834	76,607	76,336	2%	12%
Other collateralized borrowings	11,661	7,826	8,174	6,048	3,927	49%	197%
Total long-term debt	96,902	91,355	90,008	82,655	80,263	6%	21%
Total interest-bearing liabilities/interest expense	$344,931	$355,471	$345,766	$358,565	$360,977	(3)%	(4)%
Noninterest-bearing deposits
Capital markets payables
Other liabilities
Preferred stock of subsidiary
Shareholders' equity
Total liabilities and shareholders' equity
Net interest income-tax equivalent basis	$237,976	$239,567	$237,661	$246,289	$251,900	(1)%	(6)%
Fully taxable equivalent adjustment	(172)	(135)	(242)	(292)	(279)	27%	(38)%
Net interest income	$237,804	$239,432	$237,419	$245,997	$251,621	(1)%	(5)%
*	Includes loans on nonaccrual status.
**	Amount is less than one percent.
Income amounts are adjusted to a fully taxable equivalent. Earning assets income is expressed net of unearned income.
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS & RATES
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Assets:
Earning assets:
Loans, net of unearned income*	7.39%	7.43%	7.56%	7.56%	7.59%
Loans held for sale	6.72	6.45	6.46	6.73	6.88
Investment securities:
U.S. Treasuries	4.85	4.74	5.06	5.04	4.92
U.S. government agencies	5.68	5.65	5.72	5.71	5.72
States and municipalities	.83	.98	.97	.98	1.28
Other	4.78	4.77	4.94	5.05	5.02
Total investment securities	5.57	5.55	5.65	5.65	5.66
Capital markets securities inventory	5.59	5.35	5.03	5.45	5.41
Mortgage banking trading securities	12.21	12.13	12.44	12.07	11.31
Other earning assets:
Federal funds sold and securities
purchased under agreements to resell	4.96	5.04	5.02	5.06	5.08
Investment in bank time deposits	6.80	5.10	5.35	5.04	5.27
Total other earning assets	5.02	5.04	5.03	5.06	5.09
Total earning assets/interest income	7.02%	6.94%	6.97%	7.00%	7.03%
Allowance for loan losses
Cash and due from banks
Capital markets receivables
Premises and equipment, net
Other assets
Total assets

Liabilities and shareholders' equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	1.38%	1.44%	1.45%	1.33%	1.43%
Savings	3.33	3.39	3.09	3.13	3.04
Time deposits	4.73	4.68	4.63	4.58	4.43
Total interest-bearing core deposits	3.40	3.39	3.25	3.26	3.17
Certificates of deposit $100,000 and more	5.40	5.36	5.36	5.37	5.36
Federal funds purchased and securities
sold under agreements to repurchase	4.82	4.99	4.89	4.73	4.83
Capital markets trading liabilities	5.28	5.43	5.69	5.57	5.61
Commercial paper and other short-term
borrowings	5.05	5.14	5.25	5.39	5.25
Long term debt:
Term borrowings	5.85	5.68	5.64	5.78	5.80
Other collateralized borrowings	5.78	5.69	5.63	5.88	5.75
Total long-term debt	5.84	5.68	5.64	5.79	5.80
Total interest-bearing liabilities/interest expense	4.81%	4.81%	4.77%	4.80%	4.79%
Noninterest-bearing deposits
Capital markets payables
Other liabilities
Preferred stock of subsidiary
Shareholders' equity
Total liabilities and shareholders' equity
Net interest spread	2.21%	2.13%	2.20%	2.20%	2.24%
Effect of interest-free sources used to fund
earning assets	.66	.66	.64	.65	.65
Net interest margin	2.87%	2.79%	2.84%	2.85%	2.89%
* Includes loans on nonaccrual status.
Yields are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income.
Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE SERVICING RIGHTS
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

First Liens
Fair value beginning balance	$1,481,727	$1,500,337	$1,495,215	$1,464,360	$1,565,649	(1)%	(5)%
Addition of mortgage servicing rights	97,084	100,550	84,707	86,306	90,970
Reductions due to loan payments	(48,964)	(62,661)	(61,698)	(66,937)	(60,328)
Changes in fair value due to:
Changes in current market interest rates	(100,602)	118,048	(17,833)	11,601	(131,646)
Reclassification to trading assets	-	(174,547)	-	-	-
Other changes in fair value	-	-	(54)	(115)	(285)
Fair value ending balance	$1,429,245	$1,481,727	$1,500,337	$1,495,215	$1,464,360	(4)%	(2)%

Second Liens
Fair value beginning balance	$27,608	$25,710	$24,091	$18,851	$14,457	7%	91%
Addition of mortgage servicing rights	3,587	3,997	3,998	3,931	4,905
Reductions due to loan payments	(2,559)	(2,169)	(2,378)	(1,716)	(1,172)
Changes in fair value due to:
Changes in current market interest rates	32	67	(1)	11	(61)
Changes in assumptions	-	-	-	2,400	722
Other changes in fair value	79	3	-	614	-
Fair value ending balance	$28,747	$27,608	$25,710	$24,091	$18,851	4%	52%

HELOC
Fair value beginning balance	$13,631	$13,994	$14,636	$15,130	$15,307	(3)%	(11)%
Addition of mortgage servicing rights	87	791	1,041	1,028	1,559
Reductions due to loan payments	(1,124)	(1,154)	(1,683)	(1,385)	(1,805)
Changes in fair value due to:
Changes in current market interest rates	(39)	-	-	(1)	61
Changes in assumptions	-	-	-	-	8
Other changes in fair value	42	-	-	(136)	-
Fair value ending balance	$12,597	$13,631	$13,994	$14,636	$15,130	(8)%	(17)%

Total Consolidated
Fair value beginning balance	$1,522,966	$1,540,041	$1,533,942	$1,498,341	$1,595,413	(1)%	(5)%
Addition of mortgage servicing rights	100,758	105,338	89,746	91,265	97,434
Reductions due to loan payments	(52,647)	(65,984)	(65,759)	(70,038)	(63,305)
Changes in fair value due to:
Changes in current market interest rates	(100,609)	118,115	(17,834)	11,611	(131,646)
Changes in assumptions	-	-	-	2,400	730
Reclassification to trading assets	-	(174,547)	-	-	-
Other changes in fair value	121	3	(54)	363	(285)
Fair value ending balance	$1,470,589	$1,522,966	$1,540,041	$1,533,942	$1,498,341	(3)%	(2)%
* Amount is less than one percent.

ASSET QUALITY HIGHLIGHTS
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Allowance for Loan Losses
Beginning Reserve	$229,919	$220,806	$216,285	$206,829	$199,835	4%	15%
Provision	43,352	44,408	28,486	22,983	23,694	(2)%	83%
Divestitures/acquisitions/transfers	(5,276)	(12,326)	2,655	-	(275)	NM	NM
Charge-offs	(35,858)	(26,493)	(29,665)	(16,535)	(19,782)	35%	81%
Recoveries	4,474	3,524	3,045	3,008	3,357	27%	33%
Ending Balance	$236,611	$229,919	$220,806	$216,285	$206,829	3%	14%
Reserve for off-balance sheet commitments	$9,002	$10,494	$9,406	$9,378	$9,230	(14)%	(2)%
Total of allowance for loan losses and reserve
for off-balance sheet commitments	$245,613	$240,413	$230,212	$225,663	$216,059	2%	14%

Non-Performing Assets
Retail/Commercial Banking
Nonperforming loans	$189,798	$128,025	$73,620	$82,837	$63,956	48%	197%
Foreclosed real estate	37,796	36,635	35,388	31,230	29,947	3%	26%
Total Retail/Commercial Banking	227,594	164,660	109,008	114,067	93,903	38%	142%
Mortgage Banking
Nonperforming loans - held for sale	18,508	12,484	10,347	10,793	10,488	48%	76%
Foreclosed real estate	22,250	16,953	16,569	14,168	13,598	31%	64%
Total Mortgage Banking	40,758	29,437	26,916	24,961	24,086	38%	69%
Total nonperforming assets	$268,352	$194,097	$135,924	$139,028	$117,989	38%	127%

Other
Loans past due 90 days or more (a)	$206,660	$171,027	$169,840	$167,192	$160,662	21%	29%
Guaranteed portion of loans past due
90 days or more (a)	158,780	130,858	123,461	128,869	130,373	21%	22%

Foreclosed real estate from GNMA loans	15,610	13,910	16,655	18,121	21,679	12%	(28)%

Period-end loans, net of unearned
income (millions)	$21,973	$22,382	$22,268	$22,105	$21,955	(2)%	*
Insured loans	928	987	847	730	730	(6)%	27%
Loans excluding insured loans	$21,045	$21,395	$21,421	$21,375	$21,225	(2)%	(1)%

Off-balance sheet commitments (millions) (b)	$7,106	$7,202	$7,586	$7,587	$7,416	(1)%	(4)%
(a) Includes loans held for sale.
(b) Amount of off-balance sheet commitments for which a reserve has been provided.
NM - Not meaningful
* Amount is less than one percent.

ASSET QUALITY HIGHLIGHTS
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

FHN Consolidated
Nonperforming loans ratio (a)	.86%	.57%	.33%	.37%	.29%
Nonperforming assets ratio (b)	1.13	.81	.56	.58	.49
Allowance to total loans	1.08	1.03	.99	.98	.94
Allowance to loans excluding insured loans	1.12	1.07	1.03	1.01	.97
Allowance to nonperforming loans (c)	124.66	179.59	299.93	261.10	323.39
Allowance to nonperforming assets (d)	94.70	126.60	175.83	168.66	192.40
Net charge-off ratio (e)	.57	.41	.48	.25	.30
Coverage ratio (f)	1.88x	2.50x	2.07x	4.00x	3.15x

Retail/Commercial Banking
Nonperforming assets ratio (b)	1.05%	.75%	.50%	.52%	.44%
Allowance to nonperforming assets	103.96	139.63	202.56	189.61	220.26

Mortgage Banking
Nonperforming assets ratio (g)	.04%	.03%	.03%	.02%	.02%

Nonperforming Loans by Product
Nonperforming loans:
Commercial	12%	17%	37%	44%	52%
Commercial real estate	1	2	2	2	5
Home builder/condominium construction	46	30	13	16	18
Total commercial	59	49	52	62	75
Retail real estate	5	7	8	8	6
One-time close	36	44	40	30	19
Retail non-real estate	-	-	-	-	-
Total retail	41	51	48	38	25
Total loans	100%	100%	100%	100%	100%

Net Charge-offs by Product
Net charge-offs:
Commercial	32%	34%	52%	50%	44%
Commercial real estate	2	1	1	1	-
Home builder/condominium construction	15	5	7	-	1
Total commercial	49	40	60	51	45
Retail real estate	22	33	23	26	36
One-time close	20	16	9	5	6
Retail non-real estate	9	11	8	18	13
Total retail	51	60	40	49	55
Total loans	100%	100%	100%	100%	100%

HELOC and Real Estate Secured Installment Loans
Held to Maturity Originations
Whole-loan credit insured	8.12%	8.66%	9.22%	8.17%	.90%
Not insured	91.88	91.34	90.78	91.83	99.10
FICO score distribution (not insured)
>= 700	85.24%	83.59%	83.60%	83.07%	80.80%
660 - 699	11.15	11.15	11.51	11.96	13.35
620 - 659	2.72	3.80	3.38	4.07	4.71
< 620.90		1.45	1.52	.90	1.13
Average FICO score (not insured)	748	747	746	745	742
Cumulative LTV distribution (not insured)
<= 80%	57.40%	59.43%	63.13%	60.14%	56.71%
80.1% - 90.0%	29.31	25.22	25.49	28.21	25.09
> 90%	13.29	15.35	11.39	11.65	18.20
Average CLTV (not insured)	75.26%	74.11%	72.95%	73.82%	75.79%
NM - Not meaningful
(a) Ratio is nonperforming loans in the loan portfolio to total loans
(b) Ratio is nonperforming assets related to the loan portfolio to total loans plus foreclosed real estate and other assets
(c) Ratio is allowance to nonperforming loans in the loan portfolio
(d) Ratio is allowance to nonperforming assets related to the loan portfolio
(e) Ratio is annualized net charge-offs to average total loans
(f) Ratio is allowance to annualized net charge-offs
(g) Ratio is nonperforming assets to unpaid principal balance of servicing portfolio

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS
Unaudited

C&I Portfolio	$7.2 Billion (30% of Total Loans)

- Performing well as expected	Asset Quality Metrics	9/30/2007	6/30/2007
- Mostly relationship customers in TN	30+ (accruing del.)	.37%	.66%
- Process changes in 1H07 accelerated loss recognition somewhat	NPLs	.32%	.31%
- Few individual loans charged-off in 3Q07, including $3mm floor plan loan	Charge-Offs (ytd ann.)	.59%	.66%
- Subject to quarterly "lumpiness" from individual credits

Consumer Real Estate (Home Equity) Portfolio	$8.3 Billion (35% of Total Loans)

- Performance shows incremental deterioration, but continues to perform better than expected	Asset Quality Metrics	9/30/2007	6/30/2007
- Geographically diverse	30+ (accruing del.)	1.14%	1.07%
- Top States (TN= 29%, CA = 13%, VA = 4%, WA = 4%, MD = 4%, FL = 3%)	NPLs	.11%	.10%
- Strong borrower quality	Charge-Offs (ytd ann.)	.33%	.32%
- 748 avg. origination FICO; 730 avg. portfolio FICO (refreshed)
- Good collateral position
- High LTV loans managed through whole loan insurance
- 84% of uninsured portfolio <90 CLTV
- 62% of remaining 16% HLTV loans have FICO>700
- No longer originating loans>89.9% CLTV
- Good borrower capacity (36% avg. DTI)
- Primarily retail-sourced (87% retail)

Homebuilder Portfolio	$2.2 Billion (10% of Total Loans)

- Loans to residential builders and developers	Asset Quality Metrics	9/30/2007	6/30/2007
- Geographically diverse	30+ (accruing del.)	1.25%	1.96%
- Top States (TN= 19%, FL=12%,WA=10%,CA = 9%, TX = 7%)	NPLs	3.93%	1.67%
- Performance under pressure from housing market (oversupply & lack of mortgage availability)	Charge-Offs (ytd ann.)	.51%	.29%
- Most severe market conditions in Florida, California, Virginia/DC and Georgia/Atlanta
- Managing existing relationships (shrinking business into 2008)
- Devoting additional resources to manage problem loans	- 45 individual non-performing loans (NPLs)
- Condo exposure is relatively small ($300 million)	- Average NPL is $1.9 million
- Land exposure has been reduced to 25% of commitments	- Largest NPL is $9.5 million
	- Geographic concentration of NPLs
	- Top States (FL=40%, OK=13%,TN=12% VA =12%)

One-Time Close (OTC) Portfolio	$2.3 Billion (10% of Total Loans)

- Performance under pressure from housing market, borrower stress	Asset Quality Metrics	9/30/2007	6/30/2007
- Construction-to-perm loans to consumers	30+ (accruing del.)	1.46%	1.08%
- Aggressively managing weakening credits	NPLs	3.21%	2.60%
- Significant changes to business (shrinking business into 2008)	Charge-Offs (ytd ann.)	.77%	.57%
- More equity required, higher FICOs, tighter underwriting processes and guidelines
- Geographically diverse
- Top States (CA=20%, TX=14%, ID=8%, UT=8%, WA=7%, FL=5%)	- 252 individual non-performing loans (NPLs)
- Strong borrower quality overall - problems are geographically concentrated	- Average NPL is $275,000
- 75% have FICO>700	- Geographic concentration of NPLs
	- Top States (FL=30%, CA =19%, TX=12%, VA=5%)

BUSINESS SEGMENT HIGHLIGHTS
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Retail/Commercial Banking
Total revenues(a)	$314,976	$324,545	$327,075	$343,294	$344,424	(3)%	(9)%
Provision for loan losses	43,349	36,847	28,493	23,263	23,549	18%	84%
Noninterest expenses	193,269	206,217	198,195	211,509	205,416	(6)%	(6)%
Pre-tax income	78,358	81,481	100,387	108,522	115,459	(4)%	(32)%
Provision for income taxes	27,792	22,774	30,258	33,682	35,470	22%	(22)%
Net income from continuing operations	50,566	58,707	70,129	74,840	79,989	(14)%	(37)%
Income/(loss) from discontinued operations, net of tax	209	179	240	187	(69)	NM	NM
Net income	$50,775	$58,886	$70,369	$75,027	$79,920	(14)%	(36)%

Mortgage Banking
Total revenues(a)	$62,748	$99,320	$94,077	$112,419	$111,642	(37)%	(44)%
Provision for loan losses	3	(111)	(7)	(280)	145	(103)%	(98)%
Noninterest expenses	108,580	115,565	105,331	108,925	136,804	(6)%	(21)%
Pre-tax (loss)/income	(45,835)	(16,134)	(11,247)	3,774	(25,307)	184%	81%
(Benefit)/provision for income taxes	(16,612)	(8,493)	(11,782)	319	(10,283)	96%	62%
Net (loss)/income	$(29,223)	$(7,641)	$535	$3,455	$(15,024)	282%	95%

Capital Markets
Total revenues(a)	$59,678	$86,552	$83,092	$92,634	$96,967	(31)%	(38)%
Noninterest expenses	67,339	73,846	79,726	84,075	81,778	(9)%	(18)%
Pre-tax (loss)/income	(7,661)	12,706	3,366	8,559	15,189	(160)%	(150)%
(Benefit)/provision for income taxes	(2,957)	4,741	1,217	3,180	5,682	(162)%	(152)%
Net (loss)/income	$(4,704)	$7,965	$2,149	$5,379	$9,507	(159)%	(149)%

Corporate
Total revenues(a)	$3,877	$9,314	$16,363	$13,994	$16,515	(58)%	(77)%
Provision for loan losses	-	7,672	-	-	-	NM	-
Noninterest expenses	52,434	61,612	19,760	27,121	28,901	(15)%	81%
Pre-tax loss	(48,557)	(59,970)	(3,397)	(13,127)	(12,386)	(19)%	292%
Income tax benefit	(17,553)	(22,883)	(891)	(5,733)	(5,093)	(23)%	245%
Net loss	$(31,004)	$(37,087)	$(2,506)	$(7,394)	$(7,293)	(16)%	325%

Total Consolidated
Total revenues(a)	$441,279	$519,731	$520,607	$562,341	$569,548	(15)%	(23)%
Provision for loan losses	43,352	44,408	28,486	22,983	23,694	(2)%	83%
Total noninterest expenses	421,622	457,240	403,012	431,630	452,899	(8)%	(7)%
Pre-tax (loss)/income	(23,695)	18,083	89,109	107,728	92,955	(231)%	(125)%
(Benefit)/provision for income taxes	(9,330)	(3,861)	18,802	31,448	25,776	142%	(136)%
Net (loss)/income from continuing operations	(14,365)	21,944	70,307	76,280	67,179	(165)%	(121)%
Income/(loss) from discontinued operations, net of tax	209	179	240	187	(69)	NM	NM
Net (loss)/income	$(14,156)	$22,123	$70,547	$76,467	$67,110	(164)%	(121)%
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes noninterest income and net interest income/(expense)
NM - Not meaningful
* Amount is less than one percent.

RETAIL/COMMERCIAL BANKING
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Income Statement
Net interest income	$219,579	$217,896	$224,116	$228,955	$232,830	1%	(6)%
Noninterest income	95,397	106,649	102,959	114,339	111,594	(11)%	(15)%
Divestitures	-	-	-	-	-
Securities (losses)/gains, net	-	-	-	-	-
Total revenue	314,976	324,545	327,075	343,294	344,424	(3)%	(9)%
Total noninterest expense	193,269	206,217	198,195	211,509	205,416	(6)%	(6)%
Provision	43,349	36,847	28,493	23,263	23,549	18%	84%
Pretax income	$78,358	$81,481	$100,387	$108,522	$115,459	(4)%	(32)%

Efficiency ratio	61.36%	63.54%	60.60%	61.61%	59.64%

Balance Sheet
Average loans (millions)	$21,773	$21,904	$21,592	$21,471	$21,382	(1)%	2%
Other earning assets (millions)	685	585	557	413	465	17%	47%
Total earning assets (millions)	22,458	22,489	22,149	21,884	21,847	*	3%
Total deposits (millions)	$12,181	$12,156	$12,143	$12,085	$11,980	*	2%
Net interest margin	3.88%	3.89%	4.10%	4.15%	4.23%

Noninterest Income Detail
Deposit transactions & cash mgmt	$44,855	$43,067	$39,344	$43,299	$44,483	4%	1%
Insurance commissions	6,508	7,863	9,586	8,912	10,404	(17)%	(37)%
Trust services & investment mgmt	9,972	10,671	9,733	10,469	9,642	(7)%	3%
Bankcard Income	5,986	6,007	5,701	6,079	6,164	*	(3)%
Other service charges	4,939	5,496	5,460	5,014	4,638	(10)%	6%
Check clearing fees	1,275	1,284	1,212	1,386	1,594	(1)%	(20)%
Revenue from loan sales and
securitizations (a)	4,049	7,680	8,522	13,886	10,068	(47)%	(60)%
Miscellaneous revenue	17,813	24,581	23,401	25,294	24,601	(28)%	(28)%
Total noninterest income	$95,397	$106,649	$102,959	$114,339	$111,594	(11)%	(15)%

Key Statistics
Full Service Banking (b)
Average loans (millions)	$10,520	$10,418	$10,289	$10,147	$10,031	1%	5%
Total deposits (millions)	10,966	10,918	10,898	10,816	10,737	*	2%

First Horizon Banks (c)
Average loans (millions)	$611	$589	$573	$541	$502	4%	22%
Total deposits (millions)	499	513	510	512	490	(3)%	2%

National Specialty Banking (d)
Average loans (millions)	$10,642	$10,897	$10,730	$10,783	$10,849	(2)%	(2)%
Total deposits (millions)	716	725	735	757	753	(1)%	(5)%
Locations
Full-Service Financial Centers	233	233	231	229	221	-	5%
First Tennesee	199	199	199	197	194	-	3%
First Horizon Bank	34	34	32	32	27	-	26%

Trust Assets
Total assets (millions)(b)	$13,436	$12,954	$12,878	$12,472	$12,866	4%	4%
Total managed assets (millions)(b)	6,645	6,811	6,700	6,546	6,270	(2)%	6%
NM - Not meaningful
* Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.
(a) Includes gains from whole-loan sales and net revenue from asset securitizations
(b) Current quarter is an estimate
(b) Full Service banking includes First Tennessee Bank and Middle Market Lending
(c) First Horizon Banks
(d) National Specialty Banking includes Correspondent Banking, Equity Lending, Construction Lending, Other Financial Services and Emerging National Businesses

MORTGAGE BANKING
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Income Statement
Net interest income	$20,590	$24,353	$17,343	$20,857	$21,266	(15)%	(3)%
Noninterest income
Net origination fees	(17,494)	67,281	63,641	69,230	64,248	(126)%	(127)%
Net servicing fees	49,738	(3,496)	3,008	11,826	15,701	NM	217%
Other fees	9,914	11,182	10,085	10,506	10,427	(11)%	(5)%
Total noninterest income	42,158	74,967	76,734	91,562	90,376	(44)%	(53)%
Total revenue	62,748	99,320	94,077	112,419	111,642	(37)%	(44)%
Noninterest expense	108,580	115,565	105,331	108,925	136,804	(6)%	(21)%
Provision	3	(111)	(7)	(280)	145	(103)%	(98)%
Pretax (loss)/income	$(45,835)	$(16,134)	$(11,247)	$3,774	$(25,307)	184%	81%

Efficiency ratio	173.04%	116.36%	111.96%	96.89%	122.54%

Balance Sheet
Warehouse (millions)	$3,311	$3,531	$3,030	$3,124	$3,173	(6)%	4%
Other earning assets (millions)	1,007	995	796	825	866	1%	16%
Total earning assets (millions)	$4,318	$4,526	$3,826	$3,949	$4,039	(5)%	7%
Escrow balances (millions)	$1,894	$2,032	$1,858	$2,000	$1,965	(7)%	(4)%
Net interest margin	1.89%	2.16%	1.84%	2.10%	2.09%
Warehouse Spread	1.34%	1.14%	1.12%	1.24%	1.18%

Noninterest Expense Detail
Commissions & incentives	$45,112	$50,660	$44,984	$47,428	$50,090
FAS 91 cost deferral	6,392	(3,832)	(1,816)	(1,131)	1,515
Other salaries & benefits	49,147	55,408	51,882	56,462	56,584
Total salaries & benefits	100,651	102,236	95,050	102,759	108,189	(2)%	(7)%
Contract labor & outsourcing	2,941	2,468	2,574	3,103	4,025
Equipment & occupancy	17,177	16,639	17,221	17,362	17,095
Foreclosure provision	(241)	2,225	1,611	1,042	(698)
Other expenses	44,327	50,602	40,714	38,525	64,289
Total expenses before FAS 91 reclass	164,855	174,170	157,170	162,791	192,900	(5)%	(15)%
FAS 91 reclassification**	(61,505)	(62,996)	(56,343)	(57,575)	(59,480)
Total noninterest expense before
segment allocations	103,350	111,174	100,827	105,216	133,420
Segment allocations	5,230	4,391	4,504	3,709	3,384
Total noninterest expense	$108,580	$115,565	$105,331	$108,925	$136,804	(6)%	(21)%
NM - Not meaningful
* Amount is less than one percent.
** See Glossary of Terms
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING: ORIGINATION INCOME
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Origination Income
Origination fees	$56,042	$68,609	$58,755	$63,255	$65,132
FAS 91 fee deferral	5,563	(2,436)	(1,016)	(225)	1,318
Appraisal, final inspection,
credit report fees	6,864	7,860	6,544	6,840	7,119
Total origination fees	68,469	74,033	64,283	69,870	73,569	(8)%	(7)%
Secondary marketing income
Prime
OMSR, SRP	96,527	98,072	76,821	68,373	72,323
Marketing G/L (Trading Gains)	(57,655)	13,435	17,728	25,897	13,915
Concessions	(49,551)	(45,609)	(34,350)	(33,293)	(34,233)
LOCOM	(11,530)	(6,880)	(2,519)	(1,629)	(288)
Subtotal Prime	(22,209)	59,018	57,680	59,348	51,717	(138)%	(143)%
Non-Prime
OMSR, SRP	87	(710)	331	2,264	3,839
LOCOM	(2,976)	(1,604)	(553)	(2,164)	(1,940)
Recourse Provision*	640	(460)	(1,757)	(2,513)	(3,457)
Subtotal Non-Prime	(2,249)	(2,774)	(1,979)	(2,413)	(1,558)	(19)%	44%
Total Secondary Marketing income	(24,458)	56,244	55,701	56,935	50,159	(143)%	(149)%
FAS 91 Reclassification	(61,505)	(62,996)	(56,343)	(57,575)	(59,480)	(2)%	3%
Total Origination Income	(17,494)	67,281	63,641	$69,230	$64,248	(126)%	(127)%

Margins
Marketing margin on deliveries (bps):
Prime
OMSR, SRP	130	134	130	113	116
Marketing G/L (Trading Gains)	(78)	18	30	43	22
Concessions	(66)	(62)	(58)	(55)	(55)
LOCOM	(16)	(9)	(4)	(3)	-
Subtotal Prime	(30)	81	98	98	83
Non-Prime
OMSR, SRP	NM	(130)	25	118	164
LOCOM	NM	(294)	(41)	(113)	(83)
Recourse Provision*	NM	(84)	(131)	(131)	(148)
Subtotal Non-Prime	NM	(508)	(147)	(126)	(67)
Total Marketing Margin on Deliveries	(33)	76	92	91	77
NM - Not meaningful
*Represents the reclassification from expense to secondary marketing income of expected loss provisions related to the recourse obligation on sales of non-prime loans.

MORTGAGE BANKING: ORIGINATION METRICS
Quarterly, Unaudited

						3Q07 Change vs.
($ in millions)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Production
First lien production	$6,672	$8,092	$6,302	$6,417	$6,351	(18)%	5%

Breakdown by Product Type
Prime
Conventional Fixed	58%	56%	53%	49%	45%
Conventional ARM	5%	3%	3%	4%	6%
Jumbo Fixed	7%	9%	9%	8%	7%
Jumbo ARM	6%	8%	6%	7%	7%
Alt A	12%	14%	20%	22%	25%
Government	9%	7%	7%	7%	5%
Non Prime	-	1%	2%	2%	4%
Other	3%	2%	-	1%	1%

Breakdown by Payment Type
Fully amortizing	78%	71%	70%	70%	70%
Interest only - fixed	13%	18%	20%	14%	10%
Interest only - ARM	9%	11%	10%	15%	18%
Option ARM's	-	-	-	1%	2%
Production Refinanced %	31%	38%	45%	44%	33%
Production Purchased %	69%	62%	55%	56%	67%
ARMs % (Excluding Gov't ARMS)	13%	15%	14%	21%	27%

Sales Force
Total Sales Force	2,124	2,508	2,486	2,440	2,495

Warehouse/Pipeline
Ending Warehouse Balance	$2,083	$2,950	$2,527	$2,347	$2,286	(29)%	(9)%
Ending Pipeline Balance (Locked)	4,088	4,288	4,019	3,074	3,384	(5)%	21%

Loan Sales (Deliveries)
Prime	7,398	7,302	5,919	6,062	6,257	1%	18%
Non-Prime	1	55	134	192	233	(98)%	(100)%
Total Loan Sales	7,399	7,357	6,053	6,254	6,490	1%	14%
Definitions:
Prime:	Mortgages made to borrowers who typically have good credit history, full documentation, and standard structures;
"A" market conventional loans have limited credit and other risks. 3Q07 weighted average FICO score was 733.

Alt-A:	Resembles prime mortgages but lack full documentation or have non-standard structures.
They have more potential risks than prime, but less than non-prime mortgages. 3Q07 weighted average FICO score was 688.

Non-Prime:	Mortgage loans made to borrowers who typically have derogatory information in their credit history;
non-prime loans are also made to borrowers w/ acceptable credit history but have other non-standard loan features.

Government:	FHA/VA loans that are eligible for GNMA securitizations and government guarantees. 3Q07 weighted average FICO score was 664.
NM - Not meaningful
* Amount is less than one percent.

MORTGAGE BANKING: SERVICING
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Servicing Income
Gross Service Fees	$90,694	$90,282	$100,077	$99,852	$98,594
Guarantee Fees	(19,312)	(18,874)	(18,570)	(18,630)	(15,778)
Sub-Service Fee Income	1	11	27	7	29
Lender Paid MI	(9)	(20)	(2)	(13)	(24)
Net Service Fees	71,374	71,399	81,532	81,216	82,821	*	(14)%
Early Payoff Interest Expense	(3,409)	(5,036)	(4,749)	(4,791)	(3,718)
Ancillary Fees	8,696	7,509	7,951	7,521	7,112
Total Service Fees	76,661	73,872	84,734	83,946	86,215	4%	(11)%
Change in MSR Value - Runoff	(48,963)	(62,661)	(61,698)	(66,937)	(60,326)	(22)%	(19)%
Net hedging results:
Change in MSR Value - Other than Runoff	(102,887)	115,739	(17,138)	10,351	(133,067)
MSR Hedge (Losses)/Gains	126,742	(116,955)	8,773	(7,171)	127,240
Change in Trading Asset Value	(24,046)	28,003	(3,312)	12	(13,628)
Trading Asset Hedge (Losses)/Gains	29,343	(35,790)	1,226	(844)	13,940
Option Expense on Servicing Hedges	(7,112)	(5,704)	(9,577)	(7,531)	(4,673)
Total net hedging results	22,040	(14,707)	(20,028)	(5,183)	(10,188)	NM	NM
Total Servicing Income	49,738	(3,496)	3,008	11,826	15,701	NM	217%

Key Servicing Metrics (millions)
Beginning Servicing Portfolio	$105,652	$102,822	$101,370	$100,246	$99,304
Additions to portfolio	6,484	7,778	6,237	6,333	6,238
Prepayments	(2,829)	(3,944)	(3,645)	(3,909)	(3,476)
Amortization	(707)	(708)	(696)	(687)	(692)
Service Release Sales	(199)	(296)	(444)	(613)	(1,128)
Ending Servicing Portfolio (Owned)	$108,401	$105,652	$102,822	$101,370	$100,246	3%	8%
Avg. Servicing Portfolio (Owned)	$107,073	$104,208	$101,992	$100,811	$99,484	3%	8%
Average Loans Serviced (#)	652,479	643,314	636,496	633,293	629,897	1%	4%

Portfolio Product Mix (Average)
GNMA	7%	8%	8%	8%	8%
FNMA/FHLMC	65%	64%	64%	64%	64%
Private	25%	25%	25%	25%	25%
Sub-Total	97%	97%	97%	97%	97%
Warehouse	3%	3%	3%	3%	3%
Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Net Service Fees - Annualized (bps)	27	27	32	32	33
Total Service Fees - Annualized (bps)	29	28	33	33	35

Ancillary Income per Loan (Annualized)	$53.31	$46.68	$49.97	$47.51	$45.16	14%	18%
Servicing Cost per Loan (Annualized)	$48.15	$49.51	$49.44	$49.45	$49.36	(3)%	(2)%

Average Servicing Asset (millions)**	1,465	1,371	1,505	1,452	1,532
Servicing Book Value (bps)	137	132	148	144	154

Change in MSR Asset /
Average Servicing Asset	7%	19%	19%	18%	17%
Run-Off Rate - Annualized	13%	18%	17%	18%	17%
NM - Not meaningful
* Amount is less than one percent.
** Includes valuation reserve/MSRs only
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL MARKETS
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Income Statement
Net interest income/(expense)	$1,556	$(6)	$(2,068)	$781	$2,906	NM	(46)%
Incremental cost of equity	(3,725)	(3,859)	(3,769)	(4,260)	(4,437)	(3)%	(16)%
Net interest expense	(2,169)	(3,865)	(5,837)	(3,479)	(1,531)	(44)%	42%
Noninterest income:
Fixed income	46,003	48,258	46,313	46,235	41,503	(5)%	11%
Other product revenue	15,844	42,159	42,616	49,878	56,995	(62)%	(72)%
Total noninterest income	61,847	90,417	88,929	96,113	98,498	(32)%	(37)%
Total revenue	59,678	86,552	83,092	92,634	96,967	(31)%	(38)%
Noninterest expense	67,339	73,846	79,726	84,075	81,778	(9)%	(18)%
Pretax income	$(7,661)	$12,706	$3,366	$8,559	$15,189	(160)%	(150)%

Efficiency ratio	112.84%	85.32%	95.95%	90.76%	84.34%

Balance Sheet
Trading inventory (millions)	$1,810	$2,546	$2,409	$2,513	$2,523	(29)%	(28)%
Other earning assets (millions)	1,261	1,442	1,633	1,889	2,231	(13)%	(43)%
Total earning assets (millions)	$3,071	$3,988	$4,042	$4,402	$4,754	(23)%	(35)%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE
Quarterly, Unaudited

						3Q07 Change vs.
(Thousands)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Income Statement
Net interest income/(expense)	$6	$1,255	$1,930	$(213)	$(841)	(100)%	(101)%
Net interest expense from
deferred compensation	(202)	(207)	(133)	(123)	(103)	(2)%	96%
Total net interest (expense)/income	(196)	1,048	1,797	(336)	(944)
Noninterest income	3,547	1,677	3,028	3,140	1,754	112%	102%
Noninterest income from
deferred compensation	526	7,603	1,265	8,188	6,948	(93)%	(92)%
Total noninterest income	4,073	9,280	4,293	11,328	8,702	(56)%	(53)%
Securities (losses)/gains, net	-	(1,014)	10,273	3,002	8,757	(100)%	(100)%
Total revenue	3,877	9,314	16,363	13,994	16,515	(58)%	(77)%
Noninterest expense	51,291	49,706	17,391	16,806	20,069	3%	156%
Deferred compensation expense	1,143	11,906	2,369	10,315	8,832	(90)%	(87)%
Total noninterest expense	52,434	61,612	19,760	27,121	28,901	(15)%	81%
Provision	-	7,672	-	-	-
Pretax loss	$(48,557)	$(59,970)	$(3,397)	$(13,127)	$(12,386)	(19)%	292%
NM - Not meaningful
Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS
Quarterly, Unaudited

						3Q07 Change vs.
(Dollars in millions, except per share amounts)	3Q07	2Q07	1Q07	4Q06	3Q06	2Q07	3Q06

Tier 1 Capital (a)	$2,666.8	$2,711.3	$2,739.1	$2,696.3	$2,660.2	(2)%	*
Tier 2 Capital (a)	1,321.4	1,316.2	1,324.0	1,320.1	1,338.2	*	(1)%
Total Capital (a)	$3,988.2	$4,027.5	$4,063.1	$4,016.4	$3,998.4	(1)%	*

Risk-Adjusted Assets (a)	$31,380.3	$31,224.1	$31,368.0	$30,405.4	$31,583.6	1%	(1)%

Tier 1 Ratio (a)	8.50%	8.68%	8.73%	8.87%	8.42%
Tier 2 Ratio (a)	4.21	4.22	4.22	4.34	4.24
Total Capital Ratio (a)	12.71%	12.90%	12.95%	13.21%	12.66%

Leverage Ratio (a)	7.12%	7.00%	7.15%	6.94%	6.80%
Shareholders' Equity/Assets Ratio (b)	6.46	6.42	6.48	6.49	6.26

Book Value	$19.08	$19.43	$19.88	$19.61	$20.06
NM - Not meaningful
(a) Current quarter is an estimate
(b) Calculated on period-end balances

GLOSSARY OF TERMS

Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.

Concessions:  The net amount of the discount or premium pricing charged to borrowers upon loan origination.  This also includes the servicing release premium paid to correspondents to purchase loans.  Discount pricing is used to competitively price mortgage loans.

Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.

FAS 91 Fee Deferral:  The timing difference between collecting and recognizing origination fees on a loan.  For loans held for sale, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.

FAS 91 Reclassification: The reclassification of the cost of originating the loans sold during the period.

Final Inspection Fee: A fee charged to the borrower to inspect a property.

Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Marketing G/L (Trading Gains): The net result of hedging activities.

Originated Mortgage Servicing Rights (OMSR):  The retained right to service a mortgage loan when a mortgage loan is sold on a servicing-retained basis. Represents the present value of the amount by which the estimated future net cash flows from servicing mortgage loans exceeds the cost of servicing mortgage loans.

Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Servicing Released Premium (SRP): The premium received for selling loans on a servicing released basis.